Exhibit 10.1

EXECUTION VERSION

SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

AMONG

GLASSESOFF INC.

AND

THE INVESTORS PARTY HERETO

EXECUTION VERSION

SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

THIS SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT, dated as of September 17, 2015 (this “Agreement”), is by and among GlassesOff Inc., a Nevada corporation with headquarters located at 5 Jabotinski St. POB 12, Ramat Gan, Israel 5252006 (the “Company”), and each investor identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

A.           The Company and each Investor are executing and delivering this Agreement in reliance upon the exemptions from registration afforded by, in the case of U.S. Investors, Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, and, in the case of non-U.S. Investors, Regulation S (“Regulation S”), as promulgated by the SEC under the Securities Act.

B.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Units (each a “Unit” and the aggregate amount of Units purchased by all Investors together, the “Purchased Units”), set forth across from such Investor’s name on the Schedule of Investors.

C.           Each Unit comprises: (i) $1,000 aggregate principal amount of the Company’s 8% Senior Convertible Notes due 2018, in the form attached as Exhibit B (the “Notes”), which may be converted on the terms and subject to the conditions contained in the Notes, into shares of the Company’s common stock, $0.001 par value per share (“Common Stock” and the Common Stock issuable upon conversion of the Notes, the “Note Conversion Shares”); and (ii) a five-year warrant, in the form attached as Exhibit C, to purchase a number of shares of Common Stock equal to $1,500 divided by the Initial Conversion Price, at an exercise price equal to the Initial Conversion Price (the “Warrants” and each, a “Warrant” and the Common Stock issuable upon exercise of the Warrants, the “Warrant Conversion Shares” and the Warrant Conversion Shares together with the Note Conversion Shares, the “Conversion Shares”, and the Notes, Warrants and Conversion Shares together, the “Purchased Securities”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors, intending to be legally bound hereby, agree as follows:

Article I
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in Section 4.3(b)(ix).

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Purchased Units pursuant to Section 2.1.

“Closing Date” means the second (2nd) Trading Day after the date on which this Agreement has been executed and delivered by all parties hereto, unless on such date the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall not have been satisfied or waived in writing, in which case the Closing Date shall be on the second (2nd) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall have been satisfied or waived.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Greenberg Traurig, P.A.

“Conversion Shares” has the meaning set forth in the Recitals.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” has the meaning set forth in Section 3.2(c).

“GAAP” United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Grace Period” has the meaning set forth in Section 4.3(b)(ix).

“Indebtedness” means, with respect to any Person, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by such Person, even though such Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

“Indemnified Person” has the meaning set forth in Section 6.2.

“Initial Conversion Price” means an amount equal to 80% multiplied by the average VWAP for the thirty consecutive Trading Days immediately prior to the Closing Date.

“Investor” has the meaning set forth in the Preamble.

“Investor Party” has the meaning set forth in Section 6.1.

“Lien” means any lien, charge, claim, security interest, pledge encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means any condition, circumstance, or situation that may result in, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform its obligations hereunder or under any of the Transaction Documents in any material respect on a timely basis; provided, however, that with respect to the immediately preceding clause (ii), none of the following shall be deemed in themselves to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States, the State of Israel or any other geographic region in which the Company and its subsidiaries conduct business (except, in each case, to the extent that the Company or such subsidiary is disproportionately adversely affected relative to other participants in the industries in which the Company or such subsidiary participate), (b) general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, (c) conditions (or changes therein) in any industry or industries in which the Company operates (including seasonal fluctuations) to the extent that such conditions do not disproportionately have a greater adverse impact on the Company and its subsidiaries, taken as a whole, relative to other companies operating in such industry or industries, (d) the announcement or pendency of this Agreement and the transactions contemplated hereby or (e) changes in applicable law or GAAP (or, in each case, any interpretations thereof).

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(10) of Regulation S-K.

“Notes” has the meaning set forth in the Recitals.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Purchased Securities” has the meaning set forth in the Recitals.

“Purchased Units” has the meaning set forth in the Recitals.

“Registrable Securities” means (i) the Conversion Shares and (ii) any shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, dividend, distribution, recapitalization or similar transaction; provided, that the Registrable Securities shall cease to be Registrable Securities when (a) a registration statement covering such Registrable Securities has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (b) solely in the case of non-affiliates of the Company, such Registrable Securities may be sold without restrictions or other limitations pursuant to Rule 144 (or any successor provision) under the Securities Act (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1).

“Registration Period” has the meaning set forth in Section 4.3(b)(i).

“Registration Statement” has the meaning set forth in Section 4.3(a).

“Regulation D” has the meaning set forth in the Recitals.

“Representatives” has the meaning set forth in Section 7.14.

“Required Approvals” has the meaning set forth in Section 3.1(p).

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“Schedule of Investors” means the list of Investors attached hereto as Annex A.

“SEC” has the meaning set forth in the Recitals.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” has the meaning set forth in the Recitals.

“Shares” means shares of Common Stock.

“Short Sales” means and includes, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

“Subsidiary” means the following subsidiaries of the Company: (i) Ucansi Inc., a Delaware corporation, and (ii) EYEKON E.R.D. LTD., an Israeli company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTCBB), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTCBB), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTCBB, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTCBB on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(j).

“Transaction Documents” means this Agreement, including the schedules, annexes and exhibits attached hereto, the Notes, the Warrants and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the transactions contemplated by this Agreement.

“Transfer Agent” means VStock Transfer, LLC, or any successor transfer agent for the Company.

“Units” has the meaning set forth in the Recitals.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on the OTCBB and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investors and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” has the meaning set forth in the Recitals.

Article II
PURCHASE AND SALE

2.1          Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Units set forth across from such Investor’s name on the Schedule of Investors, at a purchase price equal to $1,000 per Unit. The date and time of the Closing shall be 10:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of the Company Counsel, or at such other location as the parties determine. Closing may take place by delivery of the items to be delivered at Closing by facsimile or other electronic transmission.

2.2          Closing Deliveries.

(a)          At the Closing, the Company shall deliver or cause to be delivered to each Investor:

(i)          a duly executed Note registered in the name of such Investor, inclusive of such restrictive and other legends as set forth in Section 4.1(a) hereof, for the aggregate principal amount equal to the number of Units set forth on such Investor’s signature page to this Agreement multiplied by $1,000; and

(ii)         a duly executed Warrant exercisable for a number of shares of Common Stock equal to (x) $1,500 divided by the Initial Conversion Price, multiplied by (y) the number of Units set forth on such Investor’s signature page to this Agreement.

(b)          At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

(i)          the purchase price set forth across from such Investor’s name on the Schedule of Investors in U.S. dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose;

(ii)         a completed and executed Investor Signature Page to this Agreement;

(iii)        a completed Investor Questionnaire in the form attached hereto as Exhibit A-1; and

(iv)        a completed and executed copy of the Investor Certificate attached hereto as Exhibit A-2.

Article III
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

(a)          Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien (other than restrictions on transfer arising under applicable securities laws), and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)          Organization and Qualification. The Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted seeking to revoke, limit or curtail such power or authority or qualification.

(c)          Authorization; Enforcement. The Company has the requisite corporate power authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Units and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement (including any Material Contract), credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not have or reasonably be expected to result in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject or by which any material property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such violation would not have or reasonably be expected to result in a Material Adverse Effect.

(e)          The Purchased Securities. The Purchased Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions on transfer arising under applicable securities laws) and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).

(f)          Capitalization. All outstanding shares of capital stock of the Company and of each Subsidiary are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company or such Subsidiary.

(g)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (the “SEC Reports” and , collectively with this Agreement and the schedules hereto, the “Disclosure Materials”). As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports.

(h)          Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or Proceeding pending, or, to the Company’s knowledge, threatened, before or by any court, public board, government agency, self-regulatory organization or body that adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or that would, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect.

(i)          Compliance. Except as would not, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect, (i) neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement (including any Material Contract) or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator or governmental body, or (iii) neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority.

(j)          Title to Assets. Neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or are reasonably likely to result in a Material Adverse Effect. Any real property and facilities held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance.

(k)          Intellectual Property. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except for matters described in the SEC Documents, or matters which would not be reasonably likely to have a Material Adverse Effect, the Company and its Subsidiaries do not have any knowledge of any violation or infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or Proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other violation or infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)          Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and each Subsidiary is engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(m)        Internal Accounting Controls. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n)          Sarbanes-Oxley Act; Disclosure Controls. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act).

(o)          Indebtedness. Except as disclosed in the SEC Reports and for the issuance and sale of the Notes contemplated by this Agreement, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness, (ii) is in violation of any term of and is not in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the reasonable judgment of the Company’s officers, would have or is expected to result in a Material Adverse Effect.

(p)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Units), other than (i) filings required by applicable securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D, (iii) the filing of any requisite notices and/or application(s) to any Trading Market for the issuance and sale of the Units and the listing of the Purchased Securities for trading or quotation, as the case may be, thereon in the time and manner required thereby and (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(q)          Certain Fees. Except with respect to compensation payable to any of the Company’s officers, directors and employees, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1 that may be due in connection with the transactions contemplated by the Transaction Documents.

(r)          Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2 and their compliance with their agreements contained in this Agreement, no registration under the Securities Act is required for the offer and sale of the Purchased Securities by the Company to the Investors pursuant to the terms of this Agreement.

(s)          No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising.

3.2          Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a)          Organization; Authority. Such Investor, if such Investor is not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Units hereunder and the consummation of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement and the Transaction Documents to which such Investor is a party or has or will execute have been duly executed and delivered by such Investor and constitute the valid and binding obligations of such Investor, enforceable against it in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          No Public Sale or Distribution. Such Investor is acquiring the Purchased Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of any of the Purchased Securities to or through any person or entity.

(c)          Non-U.S. Person. If such Investor’s address as set forth on such Investor’s signature page to this Agreement is not a U.S. address, then such investor represents and warrants that he, she or it is not a “U.S. person” as defined in Rule 902 of Regulation S.

(d)          Accredited Investor; Investor Status. Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company in such Investor’s Selling Stockholder Questionnaire, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the FINRA or an entity engaged in the business of being a broker dealer.

(e)          General Solicitation. Such Investor is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement. Neither such Investor, nor any Person acting on behalf of such Investor, has offered or sold, and does not presently intend to offer and sell at any future time, any Purchased Securities by any form of general solicitation or general advertising.

(f)          Experience of Such Investor; Risk of Loss. Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of its investment in the Units indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment. Such Investor has the ability to bear the economic risks of its prospective investment in the Units and can afford the complete loss of such investment.

(g)          Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company and the terms and conditions of the offering of the Units and the merits and risks of investing in the Units; (ii) access to information (other than material non-public information) about the Company and each Subsidiary and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(h)          No Governmental Review. Such Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(i)          No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby or perform its obligations hereunder.

(j)          Prohibited Transactions; Confidentiality. Such Investor has not, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with such Investor has, engaged in any purchases or sales in any of the Company’s securities, including derivatives thereof, including, without limitation, any Short Sales involving any of the Company’s securities (a “Transaction”), since the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company prior to the time the transactions contemplated by this Agreement are publicly disclosed.

(k)          No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Units constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Units.

(l)          Reliance on Exemptions. Such Investor understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Units.

(m)         Residency. Such Investor is a resident of that jurisdiction specified below its address on the Schedule of Investors.

(n)          Transfer or Resale. Such Investor understands that: (i) the Purchased Securities have not been and are not being registered under the Securities Act, any U.S. state securities laws or the laws of any foreign country or other jurisdiction, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Purchased Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of the Purchased Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Purchased Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as set forth in Section 4.3, neither the Company nor any other Person is under any obligation to register the Purchased Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(o)          Legends. Such Investor understands that the certificates or other instruments representing the Purchased Securities, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and restrictive legends in substantially the following forms (and a stop-transfer order may be placed against transfer of such stock certificates):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL SIX MONTHS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING THEREOF AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. NO HEDGING TRANSACTION CAN BE CONDUCTED WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED BY THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Such Investor understands that the legends set forth above shall be removed and the Company shall issue a certificate or other instrument without such legend to the holder of the Purchased Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Purchased Securities (x) are registered for resale pursuant to an effective registration statement under the Securities Act and (y) are resold pursuant to such registration statement or (ii) in connection with a sale, assignment or other transfer pursuant to Rule 144, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer may be made in compliance with Rule 144.

Article IV
OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)          The Investors covenant that the Purchased Securities will be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with applicable state securities laws. In connection with any transfer of Purchased Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Purchased Securities by an Investor to an Affiliate of such Investor, provided that such transfer does not involve a “sale” within the meaning of Section 2(a)(3) of the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Purchased Securities.

(b)          The Investors agree to the imprinting, until no longer required by this Section 4.1, of the legends, in substantially the following form, on any certificate or other instrument evidencing any of the Purchased Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL SIX MONTHS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING THEREOF AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. NO HEDGING TRANSACTION CAN BE CONDUCTED WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED BY THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates or another instrument evidencing the Purchased Securities shall not be required to contain such legend or any other legend (i) following any sale of such Purchased Securities pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Purchased Securities can be sold under Rule 144 or (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company will no later than five (5) Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (x) a legended certificate representing the applicable Purchased Securities (other than the Warrants and the Notes) and any necessary instruments of transfer and (y) evidence reasonably satisfactory to the Company and its counsel of the occurrence of any of (i) through (iii) above (including any applicable investor and broker representation letters and the delivery of any legal opinion referred to therein, as applicable), deliver or cause to be delivered to such Investor (or a transferee of such Investor, as applicable) a certificate or book-entry (including shares transferred via DWAC or similar methodology by DTC) representing such Purchased Securities (other than the Warrants and the Notes) that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that expand the restrictions on transfer set forth in this Section 4.1.

(c)          Lockup. Notwithstanding anything to the contrary contained in this Agreement, during the period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date, no Investor shall, and each investor agrees that it shall not, effect any sale of any Conversion Shares on any Trading Market.

4.2          Use of Proceeds. The Company intends to use the net proceeds from the sale of the Units to fund research and development, future potential acquisitions, working capital and general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business.

4.3          Resale Registration.

(a)          Demand Registration. On one occasion at any time during the one-year period immediately following conversion of all of the issued and outstanding Notes, Investors who held, immediately prior to conversion, in excess of 50% of the issued and outstanding Notes may request in writing that the Company prepare and, as soon as reasonably practicable, the Company shall, file with the SEC, a registration statement on Form S-1 or such other form under the Securities Act as is then available to the Company (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Registration Statement”), providing for the resale from time to time by the Investors of any and all Registrable Securities. The Company agrees to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable following such filing. The Company shall promptly, and in any event within five (5) Trading Days, notify the Investors of the effectiveness of the Registration Statement. The Company shall maintain the effectiveness of the Registration Statement for so long as there are any Registrable Securities outstanding, with respect to such Registrable Securities.

(b)          Related Obligations. The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(i)          The Company shall promptly prepare and file with the SEC the Registration Statement with respect to all the Registrable Securities and use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after such filing. Subject to Allowable Grace Periods, the Company shall keep the Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times for so long as there remain outstanding any Registrable Securities (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, the Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities. The Company shall submit to the SEC, within five (5) days after the Staff of the SEC advises the Company (orally or in writing, whichever is earlier) that the Staff either will not review the Registration Statement or has no further comments on the Registration Statement (as the case may be), a request for acceleration of effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

(ii)         Subject to Section 4.3(b)(ix), the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 4.3(b)(ii)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on or prior to the tenth (10th) Trading Day following the date on which the Exchange Act report is filed with the SEC which created the requirement for the Company to amend or supplement the Registration Statement.

(iii)        The Company shall promptly furnish to each Investor, without charge, (i) upon request, after the same is prepared and filed with the SEC, a reasonable number of copies of the Registration Statement and any amendment(s) and supplement(s) thereto, including, if so requested, the financial statements and schedules filed therewith, all documents incorporated therein by reference, all exhibits and each preliminary prospectus and (ii) upon request, upon the effectiveness of the Registration Statement, two (2) copies of the prospectus included in the Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request from time to time).

(iv)        The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of jurisdictions in the United States as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.3(b)(iv), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(v)         The Company shall (i) use reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable and (ii) notify each Investor who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(vi)        Without limiting any obligation of the Company under this Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities on the applicable Trading Market.

(vii)       The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(viii)      The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with the Registration Statement.

(ix)         Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 4.3(b)(ix)), at any time after the date on which the Registration Statement is declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries, the disclosure of which at the time is not, in the good faith opinion of the board of directors or any named executive officer of the Company, in the best interest of the Company or otherwise required by law or under this Agreement (a “Grace Period”), provided that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of sixty (60) days, (II) the first day of any Grace Period must be at least three (3) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the thirty (30) Trading Day period immediately following the effective date of the Registration Statement (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Company delivers to the Investors the notice referred to in clause (i) above and shall end on and include the later of the date the Company delivers to the Investors the notice referred to in clause (ii) above and the date referred to in such notice. Notwithstanding anything to the contrary contained in this Section 4.3(b)(ix), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the Registration Statement to the extent applicable, prior to such Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(c)          Obligations of the Investors. Each Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statement.

(d)          Expenses of Registration. All expenses incurred in connection with the Registration Statement, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, stock exchange fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and the fees and disbursements of counsel for the Company shall be paid by the Company.

Article V
CONDITIONS

5.1          Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Units at the Closing is subject to the satisfaction, unless waived in writing by such Investor, at or before the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date).

(b)          Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)          Approvals. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Units (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(d)          Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have or reasonably be expected to result in, a Material Adverse Effect.

(e)          Transaction Documents. The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Investors.

(f)          No Injunction. No Proceeding shall have been filed and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction that prohibits or seeks to prohibit or otherwise challenges the consummation of any of the transactions contemplated by the Transaction Documents.

5.2          Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Units at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date).

(b)          Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

(c)          Approvals. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Units (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(d)          Deliverables. The Investors shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company. The Investors shall have delivered to the Company those items required by Section 2.2(b).

(e)          No Injunction. No Proceeding shall have been filed and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction that prohibits or seeks to prohibit or otherwise challenges the consummation of any of the transactions contemplated by the Transaction Documents.

Article VI
INDEMNIFICATION

6.1          Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and reasonable costs of investigation that any such Investor Party may suffer or incur, as a result of or relating to third party claims against such Investor relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, provided that that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within six months from the Closing. The Company will not be liable to any Investor Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents.

6.2          Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 6.1, such Indemnified Person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, and shall assume the payment of all fees and expenses; provided, however , that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them in such proceeding; provided, that, in the case of the foregoing clauses (i) through (iii), the Company shall not pay for more than one counsel for all Indemnified Persons. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

Article VII
MISCELLANEOUS

7.1          Termination. This Agreement may be terminated by the Company or Investors having the right to acquire a majority of the Units hereunder, by written notice to the other parties, if the Closing has not been consummated by October 15, 2015; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2          Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Units.

7.3          Entire Agreement; Further Assurances. The Transaction Documents, together with the Exhibits, Annexes and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Investors will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.4 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.4 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5          Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors holding or having the right to acquire a majority of the Units at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.6          Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors; provided, however this Agreement shall be assigned to any corporation or association into which the Company may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Company shall be a party without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Purchased Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Purchased Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.8          No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.9          Governing Law; Venue; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10        Survival. Unless this Agreement is terminated under Section 7.1, the representations and warranties, agreements and covenants contained herein shall survive indefinitely.

7.11        Execution. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12        Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13        Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Units pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

7.14         Representations. Each Investor agrees that, except for the representations and warranties contained in Section 3.1, the Company makes no other representations or warranties, and the Company hereby disclaims any other representations or warranties made by itself or any of its directors, officers employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, “Representatives”), with respect to the execution and delivery of this Agreement and the other Transaction Documents, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company in this Agreement, each of the Investors agrees that neither the Company nor any of its subsidiaries makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its subsidiaries or the future business, operations or affairs of the Company or any of its subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it with respect to the Company or any of its subsidiaries or the business, operations or affairs of the Company or any of its subsidiaries, except to the extent and as expressly covered by a representation and warranty made in this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Securities Purchase and Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GlassesOff Inc.

By:	/s/ Nimrod Madar
Name:	Nimrod Madar
Title:	President & CEO

Address for Notice:
5 Jabotinski St. POB 12
Ramat Gan, Israel 5252006

Facsimile No.:
Telephone No.:
Attn:

With a copy to:

Greenberg Traurig, P.A.
333 S.E. 2nd Avenue
Suite 4400
Miami, FL 33131

Facsimile No.: 305.961.5756
Telephone No.: 305.579.0756
Attn: Robert L. Grossman

COMPANY SIGNATURE PAGE TO

SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of September 17, 2015 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of Units set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Cowen Overseas Investment L.P.

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Signatory

Address:

Telephone No.:
Facsimile No.:
Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Investor Questionnaire
A-2	Investor Certificate
B	Form of Note
C	Form of Warrant

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of September 17, 2015 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of Units set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Michael Hobi

By:	/s/ Michael Hobi
Name:
Title:

Address:

Telephone No.:
Facsimile No.:
Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Investor Questionnaire
A-2	Investor Certificate
B	Form of Note
C	Form of Warrant

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of September 17, 2015 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of Units set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Ehud Levy

By:	/s/ Ehud Levy
Name:
Title:

Address:

Telephone No.:
Facsimile No.:
Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Investor Questionnaire
A-2	Investor Certificate
B	Form of Note
C	Form of Warrant

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of September 17, 2015 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of Units set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Shai Novik

By:	/s/ Shai Novik
Name:
Title:

Address:

Telephone No.:
Facsimile No.:
Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Investor Questionnaire
A-2	Investor Certificate
B	Form of Note
C	Form of Warrant

ANNEX a

SCHEDULE OF INVESTORS

Name of Investor	Number of Units Purchased	Aggregate Purchase Price

Cowen Overseas Investment L.P.	250	$250,000
Michael Hobi	500	$500,000
Ehud Levy	500	$500,000
Shai Novik	500	$500,000

TOTAL:	1,750	$1,750,000

Exhibit A

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase and Registration Rights Agreement)

A.	Complete the following items in the Securities Purchase and Registration Rights Agreement:

1.	Complete and execute the Investor Signature Page. The Securities Purchase and Registration Rights Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit C-1 – Investor Questionnaire:

Provide the information requested by the Investor Questionnaire;

3	Exhibit C-2 - Investor Certificate:

Provide the information requested by the Investor Certificate.

4.	Return, via facsimile or email, the signed Securities Purchase and Registration Rights Agreement, including the properly completed Exhibits C-1 and C-2 to:

Email:               altmand@gtlaw.com

Facsimile:         305.961.5589

Telephone:       305.579.0589

Attn:                 Drew M. Altman, Esq.

5.	After completing instruction number four (4) above, deliver the original signed Securities Purchase and Registration Rights Agreement, including the properly completed Exhibits A-1 and A-2 to:

Greenberg Traurig, P.A.
 333 S.E. 2nd Avenue
 Suite 4400
 Miami, Florida 33131
 Attn: Drew M. Altman, Esq.

B.	Instructions regarding the wire transfer of funds for the purchase of the Units will be sent by facsimile or email to the Investor by the Company at a later date.

Exhibit A-1

GLASSESOFF Inc.

INVESTOR QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Purchased Securities are to be registered in (this is the name that will appear on any certificates or instruments evidencing the Purchased Securities). You may use a nominee name if appropriate:

2.	The relationship between the Investor in the Purchased Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and fax number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

A-1

Exhibit A-2

GLASSESOFF Inc.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)          Indicate the form of entity of the undersigned:

____ Limited Partnership

____ General Partnership

____ Limited Liability Company

____ Corporation

____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____ Other form of organization (indicate form of organization (                                                                                                   ).

(c)           Indicate the approximate date the undersigned entity was formed:                              .

A-2-1

(d)           In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

___	1.	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.	Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

A-2-2

___	10.	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

___	11.	A “qualified institutional buyer” as defined by Rule 144A under the Securities Act;

___	12.

An entity in which all of the equity owners qualify under any of the above subparagraphs (or each such equity owner is a natural person who either (i) has an individual net worth, or joint net worth with such person’s spouse, in excess of $1,000,000 (exclusive of such person’s primary residence) or (ii) had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year). If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and, with respect to each equity owner that is not a natural person, the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:_______________________________, 2015

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

A-2-3

Exhibit B

[Form of note – attached]

Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 23, 2015, is incorporated herein by reference.

Exhibit C

[Form of Warrant– attached]

Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 23, 2015, is incorporated herein by reference.